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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 1997

                      ImmuLogic Pharmaceutical Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-19117                                                     13-339757
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(Commission File Number                                       (I.R.S. Employer
                                                             Identification No.)

         610 Lincoln Street
         Waltham, Massachusetts                                     02154
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (617) 466-6000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.
----------------------

     On March 5, 1997, The Company announced a restructuring of its Board of Directors. Five new members were appointed to the seven person Board of Directors. They are J. Joseph Marr, M.D., acting President and Chief Executive Officer of ImmuLogic; C. Garrison Fathman, M.D., Professor, Department of Medicine and Immunology, Stanford University School of Medicine; Carl Goldfischer, M.D., Chief Financial Officer, Vice President Finance and Strategic Planning of ImClone Systems Incorporated; Geraldine Henwood, Chief Executive Officer of IBAH, Inc.; and Richard Pops, Chief Executive Officer of Alkermes Inc. These appointments followed the resignations of Malcolm Gefter, Ph.D., Chairman of the Board and scientific founder, Alan Dalby, Howard Jacobson, Kenneth Melmon, M.D., and Larry Soll, Ph.D. Samuel Fleming, Chairman and Chief Executive Officer of Decision Resources, Inc. and Paul Friedman, M.D., President of Dupont Merck Research Labs, each of whom was appointed to the Board of Directors in September 1996, will continue to serve as Directors.

     The Company has entered into a severance agreement with Dr. Gefter providing for payments to Dr. Gefter commensurate with those otherwise due under his employment contract.


Item 7.  Financial Statements and Exhibits
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Exhibit
   No.                              Description
   ---                              -----------

99.1                       Press Release dated March 5, 1997.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 13, 1997                  IMMULOGIC PHARMACEUTICAL
                                         CORPORATION


                                         /S/               John Morrison
                                         ------------------------------------
                                         By:      John Morrison
                                         Title:   Acting Chief Financial Officer


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                                  Exhibit Index
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Exhibit No.                                 Exhibit
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99.1                                Press Release, dated March 5, 1997